IRET

INVESTORS REAL ESTATE TRUST

FIRST QUARTER 2017

Supplemental Operating & Financial Data

Supplemental Financial and Operating Data

Table of Contents

July 31, 2016

Page

Company Background	2

Property Cost by Segment and by State	4

Key Financial Data
Condensed Consolidated Balance Sheets	5
Condensed Consolidated Statements of Operations	6
Funds From Operations	7
Adjusted EBITDA	8

Capital Analysis
Long-Term Mortgage Debt Analysis	9
Long-Term Mortgage Debt Detail	10
Capital Analysis	12

Portfolio Analysis
Net Operating Income Detail	13-14

Tenant Analysis
Multifamily Summary	15
Healthcare Leasing Summary	16-17
10 Largest Commercial Tenants - Based on Annualized Base Rent	18

Growth Analysis
Acquisitions and Development Summary	19

Definitions	20

Company Background

First Quarter Fiscal 2017

We are a self-administered, equity real estate investment trust (REIT) focused on the acquisition, development, redevelopment and management of multifamily communities located primarily in select growth markets throughout the Midwest. Our portfolio consists of multifamily and healthcare segments.

As of July 31, 2016, we held for investment a portfolio of 147 properties consisting of 100 multifamily properties, 31 healthcare properties, and 16 other commercial properties.   Our common shares, Series A preferred shares and Series B preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: IRET, IRETPR and IRETPRB, respectively).

Company Snapshot

(as of July 31, 2016)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily and Healthcare
Total Properties Held for Investment	147
Total Units Held for Investment
(multifamily properties)	13,012
Total Square Feet Held for Investment
(healthcare and other commercial properties)	2.8 million
Common Shares Outstanding (thousands)	121,528
Limited Partnership Units Outstanding (thousands)	16,285
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	7.9%
Total Capitalization (see p.12 for detail)	$2.0 billion

Investor Information

Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
John D. Stewart	Trustee, Vice Chairman, and Chair of Nominating and Governance Committee
Jeffrey K. Woodbury	Trustee, Chair of Audit Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Jeffrey P. Caira	Trustee
Michael T. Dance	Trustee
Terrance P. Maxwell	Trustee
John A. Schissel	Trustee
Stephen L. Stenehjem	Trustee
Timothy P. Mihalick	Trustee, Chief Executive Officer

Management

Timothy P. Mihalick	Chief Executive Officer; Trustee
Mark O. Decker, Jr.	President and Chief Investment Officer
Diane K. Bryantt	Executive Vice President and Chief Operating Officer
Ted E. Holmes	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Andrew Martin	Senior Vice President, Residential Property Management

Corporate Headquarters:

1400 31st Avenue SW, Suite 60

Post Office Box 1988

Minot, North Dakota 58702-1988

Trading Symbol for Common Shares:  IRET

Stock Exchange Listing:  NYSE

Investor Relations Contact:

Stephen Swett

701-837-7104

IR@iret.com

Common Share Data (NYSE: IRET)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2016	Fiscal Year 2016	Fiscal Year 2016
High Closing Price	$6.63	$7.48	$8.39	$8.16	$7.44
Low Closing Price	$6.01	$5.97	$6.24	$6.51	$6.93
Average Closing Price	$6.35	$6.71	$7.35	$7.39	$7.22
Closing Price at end of quarter	$6.62	$6.02	$6.52	$8.12	$7.21
Common Share Distributions—annualized	$0.52	$0.52	$0.52	$0.52	$0.52
Closing Dividend Yield - annualized	7.9%	8.6%	8.0%	6.4%	7.2%
Closing common shares outstanding (thousands)	121,528	121,091	121,034	122,798	125,520
Closing limited partnership units outstanding (thousands)	16,285	16,285	13,864	13,890	13,921
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$912,322	$827,004	$879,535	$1,109,907	$1,005,370

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, changes in operating costs, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for fiscal year 2016. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

First Quarter Fiscal 2017

Property Cost by Segment for Properties Held for Investment

Percentage of Total Property Cost by State for Properties Held for Investment

3.1%
MT
29.3%
ND
50.5%
MN
0.2%
WI
4.2%
SD
1.8%
IA
6.9%
NE
4.0%
KS

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands)

	7/31/2016	4/30/2016	1/31/2016	10/31/2015	7/31/2015
ASSETS
Real estate investments
Property owned	$1,667,442	$1,681,471	$1,589,921	$1,552,448	$1,408,251
Less accumulated depreciation	(319,087)	(312,889)	(308,876)	(296,927)	(290,269)
	1,348,355	1,368,582	1,281,045	1,255,521	1,117,982
Development in progress	27,454	51,681	78,341	89,843	133,794
Unimproved land	18,933	20,939	22,304	22,485	24,542
Total real estate investments	1,394,742	1,441,202	1,381,690	1,367,849	1,276,318
Assets held for sale and assets of discontinued operations	215,817	220,537	231,212	324,278	663,051
Cash and cash equivalents	54,438	66,698	47,117	55,133	44,770
Other investments	—	50	50	329	329
Receivable arising from straight-lining of rents, net of allowance	7,683	7,179	7,168	6,681	6,390
Accounts receivable, net of allowance	3,018	1,524	2,180	3,015	2,715
Real estate deposits	—	—	1,250	444	6,614
Prepaid and other assets	2,265	2,937	3,868	3,243	2,195
Intangible assets, net of accumulated amortization	1,172	1,858	1,590	2,132	1,188
Tax, insurance, and other escrow	4,752	5,450	7,221	6,752	8,227
Property and equipment, net of accumulated depreciation	977	1,011	948	897	945
Goodwill	1,680	1,680	1,697	1,697	1,718
Deferred charges and leasing costs, net of accumulated amortization	4,999	4,896	4,815	4,615	4,431
TOTAL ASSETS	$1,691,543	$1,755,022	$1,690,806	$1,777,065	$2,018,891

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$76,195	$77,488	$89,110	$223,597	$386,580
Accounts payable and accrued expenses	41,797	39,727	47,636	54,631	59,802
Revolving line of credit	17,500	17,500	17,500	17,500	83,500
Mortgages payable, net of loan costs	812,082	812,393	688,023	654,781	594,788
Construction debt and other	78,481	82,130	132,364	120,578	157,973
TOTAL LIABILITIES	1,026,055	1,029,238	974,633	1,071,087	1,282,643

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	7,468	7,522	7,244	7,105	6,361
EQUITY
Investors Real Estate Trust shareholders’ equity
Series A Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	111,357	111,357	111,357
Common Shares of Beneficial Interest	922,698	922,084	924,658	936,893	957,707
Accumulated distributions in excess of net income	(482,264)	(442,000)	(434,388)	(455,508)	(452,971)
Total Investors Real Estate Trust shareholders’ equity	579,108	618,758	628,944	620,059	643,410
Noncontrolling interests – Operating Partnership	73,071	78,484	58,254	55,957	56,120
Noncontrolling interests – consolidated real estate entities	5,841	21,020	21,731	22,857	30,357
Total equity	658,020	718,262	708,929	698,873	729,887
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$1,691,543	$1,755,022	$1,690,806	$1,777,065	$2,018,891

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Three Months Ended
OPERATING RESULTS	7/31/2016		4/30/2016		1/31/2016		10/31/2015		7/31/2015
Real estate revenue	$49,611		$48,523		$48,406		$46,346		$45,045
Real estate expenses	21,634		20,524		20,321		19,951		18,304
Net operating income	27,977		27,999		28,085		26,395		26,741
Depreciation/amortization	(14,267)		(13,517)		(12,693)		(12,405)		(11,217)
Impairment of real estate investments	(54,153)		(2,223)		(162)		(1,873)		(1,285)
General and administrative expenses	(2,606)		(2,951)		(2,929)		(2,933)		(2,454)
Acquisition and investment related costs	(43)		(397)		(35)		(391)		(7)
Other expenses	(852)		(950)		(51)		(813)		(417)
Interest expense	(10,364)		(10,062)		(9,151)		(8,741)		(7,814)
Loss on extinguishment of debt	—		—		—		(106)		—
Interest and other income	1,045		600		701		665		607
(Loss) income before income (loss) on sale of real estate and other investments and income (loss) from discontinued operations	(53,263)		(1,501)		3,765		(202)		4,154
Income (loss) on sale of real estate and other investments	8,958		8,369		1,446		—		(175)
Gain on bargain purchase	—		3,424		—		—		—
(Loss) income from continuing operations	(44,305)		10,292		5,211		(202)		3,979
Income (loss) from discontinued operations	3,711		1,463		38,232		16,879		748
Net (loss) income	$(40,594)		$11,755		$43,443		$16,677		$4,727

Net loss (income) attributable to noncontrolling interest – Operating Partnership	3,296		(1,092)		(4,227)		(1,527)		(186)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	15,655		340		581		1,516		(1)
Net (loss) income attributable to Investors Real Estate Trust	(21,643)		11,003		39,797		16,666		4,540
Dividends to preferred shareholders	(2,879)		(2,878)		(2,879)		(2,878)		(2,879)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(24,522)		$8,125		$36,918		$13,788		$1,661

Per Share Data
(Loss) earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$(0.23)		$0.06		$0.02		$(0.01)		$0.01
Earnings per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	0.03		0.01		0.28		0.12		—
Net (loss) income per common share – basic & diluted	$(0.20)		$0.07		$0.30		$0.11		$0.01

Percentage of Revenues
Real estate expenses	43.6%		42.3%		42.0%		43.0%		40.6%
Depreciation/amortization	28.8%		27.9%		26.2%		26.8%		24.9%
General and administrative expenses	5.3%		6.8%		6.1%		6.3%		5.4%
Interest	20.9%		20.7%		18.9%		18.9%		17.3%
Income from discontinued operations	7.5%		3.0%		79.0%		36.4%		1.7%
Net income	(81.8)%		24.2%		89.7%		36.0%		10.5%

Ratios
Adjusted EBITDA(1)/Interest expense	2.52	x	2.76	x	2.29	x	2.08	x	2.28	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	2.03	x	2.23	x	1.92	x	1.74	x	1.95	x

(1)	See Definitions on page 20. Adjusted EBITDA is a non-GAAP measure; see page 8 for a reconciliation of Adjusted EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

FUNDS FROM OPERATIONS (unaudited)

(in thousands, except per share and unit data)

	Three Months Ended
	7/31/2016	4/30/2016	1/31/2016	10/31/2015	7/31/2015
Funds From Operations(1)
Net (loss) income attributable to Investors Real Estate Trust	$(21,643)	$11,003	$39,797	$16,666	$4,540
Less dividends to preferred shareholders	(2,879)	(2,878)	(2,879)	(2,878)	(2,879)
Net (loss) income available to common shareholders	(24,522)	8,125	36,918	13,788	1,661
Adjustments:
Noncontrolling interests – Operating Partnership	(3,296)	1,092	4,227	1,527	186
Depreciation and amortization of real property	13,437	15,694	14,975	14,860	18,259
Impairment of real estate investments attributable to Investors Real Estate Trust	39,189	2,223	162	1,873	1,725
(Gain) loss on depreciable property sales	(8,958)	(7,910)	(1,778)	(23,909)	175
FFO applicable to common shares and Units	$15,850	$19,224	$54,504	$8,139	$22,006

FFO per share and unit - basic and diluted(2)	$0.12	$0.14	$0.40	$0.06	$0.16

Adjusted funds from operations(1)
FFO applicable to common shares and Units	$15,850	$19,224	$54,504	$8,139	$22,006
Adjustments:
Tenant improvements at same-store(3) properties	(500)	(778)	(383)	(157)	(191)
Leasing costs at same-store properties(3)	(170)	(89)	(102)	(59)	(336)
Recurring capital expenditures(1)(3)	(1,141)	(825)	(1,406)	(1,713)	(1,636)
Straight-line rents	(697)	(238)	(554)	(309)	242
Non-real estate depreciation	88	93	80	80	101
Acquisition costs(4)	—	91	9	153	—
Default interest	—	—	1,566	1,567	1,550
(Gain) loss on extinguishment of debt	—	—	(36,456)	7,226	—
Gain on bargain purchase	—	(3,424)	—	—	—
Share-based compensation expense	262	864	787	539	66
AFFO applicable to common shares and Units	$13,692	$14,918	$18,045	$15,466	$21,802

AFFO per share and unit - basic and diluted	$0.10	$0.11	$0.13	$0.11	$0.16

Weighted average shares and units	137,402	136,438	135,741	138,565	138,806

(1)	See Definitions on page 20.
(2)

Excluding gain or loss on extinguishment of debt and default interest, FFO would have been $19.6 million and $0.14 per share and unit for the three months ended January 31, 2016 and $16.9 million and $0.12 per share and unit for the three months ended October 31, 2015.

(3)	Quarterly information is for properties in the same-store pool at that point in time; consequently, quarterly numbers may not total to year-to-date numbers.
(4)	Three months ended July 31, 2015 was revised to include acquisition costs.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)

(in thousands)

	Three Months Ended
	7/31/2016	4/30/2016	1/31/2016	10/31/2015	7/31/2015
Adjusted EBITDA(1)
Net (loss) income attributable to Investors Real Estate Trust	$(21,643)	$11,003	$39,797	$16,666	$4,540
Adjustments:
Noncontrolling interests – Operating Partnership	(3,296)	1,092	4,227	1,527	186
Income before noncontrolling interests – Operating Partnership	(24,939)	12,095	44,024	18,193	4,726
Add:
Interest expense	11,738	11,475	13,976	13,762	14,961
(Gain) loss on extinguishment of debt	—	—	(36,456)	7,226	—
Depreciation/amortization related to real estate investments	13,497	15,765	15,024	14,903	18,306
Amortization related to real estate revenues(2)	27	23	31	38	54
Impairment of real estate investments attributable to Investors Real Estate Trust	39,189	2,223	162	1,873	1,725
Less:
Interest income	(572)	(570)	(566)	(565)	(556)
(Gain) loss on sale of real estate and other investments	(8,958)	(7,911)	(1,777)	(24,680)	175
Adjusted EBITDA	29,982	33,100	34,418	30,750	39,391

(1)	See Definitions on page 20.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* ANALYSIS

(in thousands)

Debt Maturity Schedule

Annual Expirations

Total Mortgage Debt*

	Future Maturities of Mortgage Debt(1)
				Weighted	% of
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Average(2)	Total Debt
2017 (remainder)	$15,013	$105,268	$120,281	3.30%	13.6%
2018	17,677	25,649	43,326	3.97%	4.9%
2019	33,357	64,991	98,348	3.90%	11.1%
2020	100,941	51,526	152,467	5.46%	17.3%
2021	129,611	—	129,611	5.03%	14.7%
2022	108,138	1,735	109,873	5.57%	12.4%
2023	40,440	—	40,440	4.25%	4.5%
2024	63,491	—	63,491	4.27%	7.2%
2025	19,242	—	19,242	4.04%	2.2%
2026	55,780	—	55,780	3.74%	6.3%
Thereafter	51,561	—	51,561	4.10%	5.8%
Total maturities	$635,251	$249,169	$884,420	4.54%	100.0%

(1)	Includes mortgages on properties held for sale.
(2)	Weighted average interest rate of debt that matures in fiscal year.

	7/31/2016	4/30/2016	1/31/2016	10/31/2015	7/31/2015
Balances Outstanding(1)
Mortgage
Fixed rate	$635,251	$689,346	$682,312	$920,234	$1,106,257
Variable rate	249,169	196,801	89,994	89,826	82,664
Mortgage total	$884,420	$886,147	$772,306	$1,010,060	$1,188,921

Weighted Average Interest Rates Secured	4.54%	4.54%	4.83%	5.04%	5.12%

(1)	Includes mortgages on properties held for sale.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* DETAIL AS OF JULY 31, 2016

(in thousands)

Property	Maturity Date	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020	Thereafter	Total(1)

Multifamily
Commons at Southgate-Minot, ND(2)	9/1/2016	21,556	—	—	—	—	21,556
Landing at Southgate-Minot, ND(2)	9/1/2016	10,144	—	—	—	—	10,144
Arcata Apartments-Golden Valley, MN	2/15/2017	23,196	—	—	—	—	23,196
Williston Garden - Williston, ND	4/30/2017	7,475	—	—	—	—	7,475
Williston Garden - Williston, ND	4/30/2017	2,395	—	—	—	—	2,395
Evergreen II – Isanti, MN	11/1/2017	—	2,009	—	—	—	2,009
Ponds – Sartell, MN	11/1/2017	—	3,722	—	—	—	3,722
Homestead Gardens II - Rapid City, SD	6/1/2018	—	—	3,244	—	—	3,244
River Ridge – Bismarck, ND	6/30/2018	—	—	13,000	—	—	13,000
Plaza - Minot, ND	8/1/2018	—	—	5,176	—	—	5,176
Greenfield - Omaha, NE	2/1/2019	—	—	3,490	—	—	3,490
Brooklyn Heights - Minot, ND	4/1/2019	—	—	621	—	—	621
Colton Heights - Minot, ND	4/1/2019	—	—	349	—	—	349
Pines - Minot, ND	4/1/2019	—	—	99	—	—	99
Summit Park - Minot, ND	4/1/2019	—	—	861	—	—	861
Terrace Heights - Minot, ND	4/1/2019	—	—	143	—	—	143
Avalon Cove-Rochester, MN	4/5/2019	—	—	25,747	—	—	25,747
Crystal Bay-Rochester, MN	4/5/2019	—	—	7,952	—	—	7,952
French Creek-Rochester, MN	4/5/2019	—	—	3,081	—	—	3,081
Monticello Village - Monticello, MN	5/28/2019	—	—	—	2,888	—	2,888
Rimrock West - Billings, MT	9/1/2019	—	—	—	3,207	—	3,207
Rocky Meadows - Billings, MT	9/1/2019	—	—	—	4,973	—	4,973
Cimarron Hills - Omaha, NE	10/1/2019	—	—	—	4,627	—	4,627
Cottonwood - Bismarck, ND	10/1/2019	—	—	—	15,297	—	15,297
Forest Park - Grand Forks, ND	10/1/2019	—	—	—	7,386	—	7,386
Renaissance Heights I - Williston, ND	10/1/2019	—	—	—	42,533	—	42,533
Evergreen - Isanti, MN	11/1/2019	—	—	—	1,942	—	1,942
Pinehurst - Billings, MT	11/1/2019	—	—	—	153	—	153
Northridge - Bismarck, ND	12/1/2019	—	—	—	6,105	—	6,105
Castlerock - Billings, MT	1/1/2020	—	—	—	6,436	—	6,436
Thomasbrook - Lincoln, NE	1/1/2020	—	—	—	5,767	—	5,767
Westwood Park - Bismarck, ND	1/1/2020	—	—	—	1,907	—	1,907
Kirkwood Manor - Bismarck, ND	2/1/2020	—	—	—	3,190	—	3,190
Brookfield Village - Topeka, KS	3/1/2020	—	—	—	5,099	—	5,099
Crown Colony - Topeka, KS	4/1/2020	—	—	—	7,897	—	7,897
Mariposa - Topeka, KS	4/1/2020	—	—	—	2,858	—	2,858
Sherwood - Topeka, KS	4/1/2020	—	—	—	11,860	—	11,860
Summary of Debt due after Fiscal 2020		—	—	—	—	345,830	345,830
Sub-Total Multifamily		$64,766	$5,731	$63,763	$134,125	$345,830	$614,215

Healthcare
Sartell 2000 23rd St S – Sartell, MN(3)	12/1/2016	417	—	—	—	—	417
Billings 2300 Grant Road – Billings, MT	12/31/2016	913	—	—	—	—	913
Missoula 3050 Great Northern Ave – Missoula, MT	12/31/2016	924	—	—	—	—	924
Edgewood Vista – Fargo, ND(3)	2/25/2017	11,149	—	—	—	—	11,149
Edgewood Vista – Fremont, NE(3)	2/25/2017	522	—	—	—	—	522
Edgewood Vista – Hastings, NE(3)	2/25/2017	538	—	—	—	—	538
Edgewood Vista – Hermantown I, MN(3)	2/25/2017	14,416	—	—	—	—	14,416

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* DETAIL AS OF JULY 31, 2016

(in thousands)

Property	Maturity Date	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020	Thereafter	Total (1)
Edgewood Vista – Kalispell, MT(3)	2/25/2017	539	—	—	—	—	539
Edgewood Vista – Missoula, MT(3)	2/25/2017	766	—	—	—	—	766
Edgewood Vista – Omaha, NE(3)	2/25/2017	341	—	—	—	—	341
Edgewood Vista – Virginia, MN(3)	2/25/2017	12,262	—	—	—	—	12,262
High Pointe Health Campus – Lake Elmo, MN	4/1/2017	7,445	—	—	—	—	7,445
Edgewood Vista – Billings, MT(3)	4/10/2017	1,707	—	—	—	—	1,707
Edgewood Vista – East Grand Forks, MN(3)	4/10/2017	2,599	—	—	—	—	2,599
Edgewood Vista – Sioux Falls, SD(3)	4/10/2017	977	—	—	—	—	977
St Michael Clinic – St. Michael, MN	4/1/2018	—	1,722	—	—	—	1,722
PrairieCare Medical - Brooklyn Park, MN	4/10/2018	—	14,850	—	—	—	14,850
Garden View Medical – St. Paul, MN	6/30/2018	—	—	6,890	—	—	6,890
Ritchie Medical Plaza – St. Paul, MN	6/30/2018	—	—	8,320	—	—	8,320
Spring Creek - American Falls - American Falls, ID(3)	9/1/2018	—	—	1,921	—	—	1,921
Spring Creek - Eagle - Eagle, ID(3)	9/1/2018	—	—	1,767	—	—	1,767
Spring Creek - Meridian - Meridian, ID(3)	9/1/2018	—	—	2,920	—	—	2,920
Spring Creek - Soda Springs - Soda Springs, ID(3)	9/1/2018	—	—	692	—	—	692
Health East St John & Woodwinds - Maplewood & Woodbury, MN	2/1/2019	—	—	5,205	—	—	5,205
Denfeld Clinic - Duluth, MN	8/1/2019	—	—	—	1,277	—	1,277
Gateway Clinic - Sandstone, MN	8/1/2019	—	—	—	739	—	739
Mariner Clinic - Superior, WI	8/1/2019	—	—	—	1,617	—	1,617
Pavilion I - Duluth, MN	8/1/2019	—	—	—	4,261	—	4,261
Pavilion II - Duluth, MN	8/1/2019	—	—	—	7,841	—	7,841
Wells Clinic - Hibbing, MN	8/1/2019	—	—	—	1,128	—	1,128
Summary of Debt due after Fiscal 2020		—	—	—	—	120,594	120,594
Sub-Total Healthcare		$55,515	$16,572	$27,715	$16,863	$120,594	$237,259

All Other
Roseville 3075 Loan Lake Road - Roseville, MN	5/1/2017	—	10,798	—	—	—	10,798
Urbandale 3900 106th Street – Urbandale, IA	7/5/2017	—	10,225	—	—	—	10,225
Plaza 16 – Minot, ND	8/1/2018	—	—	6,870	—	—	6,870
Lexington Commerce Center - Eagan, MN	2/1/2020	—	—	—	1,479	—	1,479
Summary of Debt due after Fiscal 2020		—	—	—	—	3,574	3,574
Sub-Total All Other		$—	$21,023	$6,870	$1,479	$3,574	$32,946

Total		$120,281	$43,326	$98,348	$152,467	$469,998	$884,420

*       Mortgage debt does not include our multi-bank line of credit or construction loans. The line of credit has a maturity date of September 1, 2017. As of July 31, 2016, we had borrowings of $17.5 million outstanding under this line. Construction loans and other debt totaled $78.4 million as of July 31, 2016.

(1)Totals are principal balances as of July 31, 2016.

(2)Subsequent to July 31, 2016, the term of these loans was extended to November 1, 2016.

(3)Property is classified as held for sale at July 31, 2016

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CAPITAL ANALYSIS

(in thousands, except per share and unit amounts)

	Three Months Ended
	7/31/2016	4/30/2016	1/31/2016	10/31/2015	7/31/2015
Equity Capitalization
Common shares outstanding	121,528	121,091	121,034	122,798	125,520
Operating partnership (OP) units outstanding	16,285	16,285	13,864	13,890	13,921
Total common shares and OP units outstanding	137,813	137,376	134,898	136,688	139,441
Market price per common share (closing price at end of period)	$6.62	$6.02	$6.52	$8.12	$7.21
Equity capitalization-common shares and OP units	$912,322	$827,004	$879,535	$1,109,907	$1,005,370
Recorded book value of preferred shares	$138,674	$138,674	$138,674	$138,674	$138,674
Total equity capitalization	$1,050,996	$965,678	$1,018,209	$1,248,581	$1,144,044

Debt Capitalization
Total debt	$988,031	$993,323	$940,294	$1,007,825	$1,211,621
Total capitalization	$2,039,027	$1,959,001	$1,958,503	$2,256,406	$2,355,665

Total debt to total capitalization	0.48:1	0.51:1	0.48:1	0.45:1	0.51:1

	Three Months Ended
	7/31/2016		4/30/2016		1/31/2016		10/31/2015		7/31/2015
Earnings to fixed charges(1)	(2)		1.85	x	1.32	x	1.02	x	1.10	x
Earnings to combined fixed charges and preferred distributions(1)	(2)		1.49	x	1.11	x	(3)		(4)
Debt service coverage ratio(1)	1.62	x	1.86	x	1.65	x	1.49	x	1.63	x

Distribution Data
Common shares and units outstanding at record date	137,376		134,897		135,408		139,540		138,576
Total common distribution paid	$17,859		$17,536		$17,603		$18,136		$18,015
Common distribution per share and unit	$0.13		$0.13		$0.13		$0.13		$0.13
Payout ratio (FFO per share and unit basis)(1)	108.3%		92.9%		32.5%		216.7%		81.3%
Payout ratio (AFFO per share and unit basis)(1)	130.0%		118.2%		100%		118.2%		81.3%

(1)	See Definitions on page 20.
(2)

Earnings were inadequate to cover fixed charges and combined fixed charges and preferred distributions by $28.7 million and $31.6 million, respectively. Excluding non-cash asset impairment and gain on sale charges of $45.2 million in the three months ended July 31, 2016, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 2.38 and 1.92x, respectively, for the three months ended July 31, 2016.

(3)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $2.6 million. Excluding non-cash asset impairment and loss on sale charges of $1.9 million in the three months ended October 31, 2015, the ratio of earnings to combined fixed charges and preferred distributions would have been .96x for the three months ended October 31, 2015.

(4)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.2 million. Excluding non-cash asset impairment and loss on sale charges of $1.5 million in the three months ended July 31, 2015, the ratio of earnings to combined fixed charges and preferred distributions would have been 1.01x for the three months ended July 31, 2015.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended July 31, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$28,018	$10,131	$2,399	$—	$40,548
Non-same-store	7,022	1,410	631	—	9,063
Total	35,040	11,541	3,030	—	49,611

Real estate expenses(1)
Same-store	12,045	3,788	596	1,663	18,092
Non-same-store	2,834	404	129	175	3,542
Total	14,879	4,192	725	1,838	21,634

Net operating income (NOI)
Same-store	15,973	6,343	1,803	(1,663)	22,456
Non-same-store	4,188	1,006	502	(175)	5,521
Net operating income (loss)	$20,161	$7,349	$2,305	$(1,838)	$27,977

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(10,445)	$(2,828)	$(922)	$(72)	$(14,267)
Impairment of real estate investments	(51,401)	—	—	(2,752)	(54,153)
General and administrative expenses	—	—	—	(2,606)	(2,606)
Acquisition and investment related costs	—	—	—	(43)	(43)
Other expenses	—	—	—	(852)	(852)
Interest expense	(7,642)	(2,019)	(376)	(327)	(10,364)
Interest and other income	—	—	—	1,045	1,045
Income before gain (loss) on sale of real estate and other investments, gain on bargain purchase and income from discontinued operations	(49,327)	2,502	1,007	(7,445)	(53,263)
Gain (loss) on sale of real estate and other investments	—	—	8,982	(24)	8,958
Gain on bargain purchase	—	—	—	—	—
Income (loss) from continuing operations	(49,327)	2,502	9,989	(7,469)	(44,305)
Income from discontinued operations	—	3,711	—	—	3,711
Net income (loss)	(49,327)	6,213	9,989	(7,469)	(40,594)
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	3,296	3,296
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	15,655	15,655
Net income (loss) attributable to Investors Real Estate Trust	(49,327)	6,213	9,989	11,482	(21,643)
Dividends to preferred shareholders	—	—	—	(2,879)	(2,879)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(49,327)	$6,213	$9,989	$8,603	$(24,522)

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended July 31, 2015
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$28,976	$10,180	$2,417	$—	$41,573
Non-same-store	2,457	599	416	—	3,472
Total	31,433	10,779	2,833	—	45,045

Real estate expenses(1)
Same-store	12,150	3,253	501	757	16,661
Non-same-store	1,288	229	109	17	1,643
Total	13,438	3,482	610	774	18,304

Net operating income (NOI)
Same-store	16,826	6,927	1,916	(757)	24,912
Non-same-store	1,169	370	307	(17)	1,829
Net operating income (loss)	$17,995	$7,297	$2,223	$(774)	$26,741

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(7,593)	$(2,618)	$(921)	$(85)	$(11,217)
Impairment of real estate investments	—	—	—	(1,285)	(1,285)
General and administrative expenses	—	$—	$—	(2,454)	(2,454)
Acquisition and investment related costs	—	—	—	(7)	(7)
Other expenses	—	—	—	(417)	(417)
Interest expense	(5,923)	(2,127)	(394)	630	(7,814)
Interest and other income	—	—	—	607	607
Income (loss) before gain on sale of real estate and other investments and (loss) income from discontinued operations	4,479	2,552	908	(3,785)	4,154
Loss on sale of real estate and other investments	—	—	(175)	—	(175)
Income (loss) from continuing operations	4,479	2,552	733	(3,785)	3,979
Income (loss) from discontinued operations	—	1,426	(678)	—	748
Net income (loss)	4,479	3,978	55	(3,785)	4,727
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(186)	(186)
Net income attributable to noncontrolling interests – consolidated real estate entities	—	—	—	(1)	(1)
Net income (loss) attributable to Investors Real Estate Trust	4,479	3,978	55	(3,972)	4,540
Dividends to preferred shareholders	—	—	—	(2,879)	(2,879)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$4,479	3,978	55	(6,851)	1,661

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

MULTIFAMILY SUMMARY(1)

	Three Months Ended
	07/31/16	04/30/16	01/31/16	10/31/15	07/31/15
Number of Units
Same-Store	10,840	9,853	9,877	9,877	10,268
Non-Same-Store	2,196	3,121	2,915	2,783	1,759
All Properties	13,036	12,974	12,792	12,660	12,027

Average Investment Per Unit
Same-Store	$77,371	$72,986	$72,696	$72,308	$69,992
Non-Same-Store	196,164	161,851	142,111	134,136	149,281
All Properties	$97,382	$94,092	$88,228	$84,701	$81,180

Average Scheduled Rent(2) per Unit
Same-Store	$888	$871	$877	$885	$861
Non-Same-Store	1,458	1,244	1,229	1,218	1,445
All Properties	$984	$960	$956	$952	$944

Average Rental Rate per Unit(3)
Same-Store	$928	$912	$916	$927	$886
Non-Same-Store	1,462	1,276	1,255	1,240	1,473
All Properties	$1,020	$1,000	$993	$992	$985

Occupancy
Same-Store	93.0%	94.8%	94.9%	95.4%	93.5%
Non-Same-Store	77.5%	78.4%	78.1%	79.5%	77.7%
All Properties	90.4%	90.8%	91.1%	91.9%	91.2%

Operating Expenses as a % of Scheduled Rent
Same-Store	47.0%	44.4%	45.9%	47.1%	44.4%
Non-Same-Store	31.2%	36.6%	34.0%	39.9%	31.9%
All Properties	43.0%	42.0%	42.4%	45.2%	41.7%

Capital Expenditures
Total Recurring Capital Expenditures(2) per Unit	$105	$84	$142	$173	$159

Total Non-Recurring Capital Expenditures per Unit - Same-Store	$200	$85	$77	$291	$274

Value-Add Expenditures per Unit(4)	$8,102	$7,632	n/a	n/a	n/a

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.
(2)	See Definitions on page 20.
(3)	Average rental rate is defined as total revenues divided by the weighted average occupied units for the period.
(4)	Cost per unit represents the average amount spent on completed and in-progress units during the period.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Healthcare Leasing Activity

During fiscal year 2017, we have executed new and renewal healthcare leases for our same-store properties on 32,224 square feet for the three months ended July 31, 2016. Due to our leasing efforts, occupancy in our same-store healthcare portfolio has remained strong at 92.7% as of July 31, 2016.

The total leasing activity for our same-store healthcare properties, expressed in square feet of leases signed during the period, and the resulting occupancy levels, are as follows:

Three Months Ended July 31, 2016 and 2015

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1		Occupancy
Segments	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	12,140	1,624	20,084	46,422	32,224	48,046	92.7%	95.8%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Healthcare New Leases

The following table sets forth the average effective rents and the estimated costs of tenant improvements and leasing commissions, on a per square foot basis, that we are obligated to fulfill under the new leases signed for our same-store healthcare properties:

Three Months Ended July 31, 2016 and 2015

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1		in Years		Effective Rent(2		Square Foot(1)		Square Foot(1
Segments	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	12,140	1,624	15.0	16.5	$20.30	$23.64	$55.15	$35.00	$8.75	10.00

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Healthcare Lease Renewals

The following table summarizes our lease renewal activity within our same-store healthcare segment (square feet data in thousands):

Three Months Ended July 31, 2016 and 2015

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years(3)		in Effective Rents(4)		Foot(1)		Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	20,084	46,422	100.0%	86.5%	3.3	8.4	4.7%	15.3%	$4.11	$15.23	$2.51	$6.30

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Lease renewals during the three months ended July 31, 2016 ranged from six-month to ten-year terms, with a weighted average term of 3.3 years.  The six-month renewal was for a 4,800 square foot lease that was designed to be co-terminus with another lease with the same tenant.  Both leases are expected to renew for seven years at that time.

(4)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Healthcare Lease Expirations

Our ability to maintain and improve occupancy rates, and base rents, primarily depends upon our continuing ability to re-lease expiring space. The following table reflects the in-service portfolio lease expiration schedule of our healthcare properties, including square footage and annualized base rent for expiring leases, as of July 31, 2016.

			Percentage of Total	Annualized Base		Percentage of Total
		Square Footage of	Healthcare	Rent of Expiring	Average	Healthcare
Fiscal Year of Lease Expiration	# of Leases	Expiring Leases(2)	Leased Square Footage	Leases at Expiration(3)	Rental Rate	Annualized Base Rent
2017(1)	42	162,823	12.2%	$3,302,203	$20.28	11.2%
2018	18	172,258	12.9%	4,275,288	24.82	14.5%
2019	14	178,998	13.4%	3,712,483	20.74	12.6%
2020	13	75,006	5.6%	1,555,258	20.74	5.3%
2021	20	95,575	7.2%	2,028,150	21.22	6.9%
2022	11	62,328	4.7%	1,152,353	18.49	3.9%
2023	11	52,511	3.9%	985,379	18.77	3.4%
2024	25	154,575	11.6%	3,572,636	23.11	12.1%
2025	5	76,691	5.8%	1,661,344	21.66	5.6%
2026	9	103,178	7.7%	1,777,081	17.22	6.0%
Thereafter	15	200,308	15.0%	5,451,265	27.21	18.5%
Totals	183	1,334,251	100.0%	$29,473,440	$22.09	100.0%

(1)	Includes month-to-month leases. As of July 31, 2016, month-to-month leases accounted for 24,014 square feet.
(2)	Assuming that none of the tenants exercise renewal or termination options, and including leases renewed prior to expiration. Also excludes 1,361 square feet of space occupied by us.
(3)	Annualized Base Rent is monthly scheduled rent as of July 1, 2016, multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)

as of July 31, 2016

		Average	% of Total		% of Aggregate
		Remaining	Commercial	Aggregate	Occupied
	Number of	Lease Term	Minimum	Rentable	Square
Tenant	Properties	in Months	Rents	Square Feet	Feet
Affiliates of Edgewood Vista	33	50	31.3%	1,521,147	37.0%
Fairview Health Services	8	49	8.0%	240,243	5.9%
St. Luke’s Hospital of Duluth, Inc.	5	93	6.9%	186,331	4.5%
PrairieCare Medical LLC	2	147	4.8%	100,292	2.4%
HealthEast Care System	1	31	3.7%	114,316	2.8%
Quality Manufacturing Corp	1	78	2.2%	427,798	10.4%
Allina Health	4	35	1.8%	53,132	1.3%
Children’s Hospitals & Clinics	3	38	1.7%	50,438	1.2%
Noran Neurological Clinic	1	85	1.6%	38,506	1.0%
Amerada Hess	1	120	1.5%	50,610	1.2%
Total/Weighted Average		55	63.5%	2,782,813	67.7%

(1)See Definitions on page 20.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

FISCAL 2017 ACQUISITIONS AND DEVELOPMENT SUMMARY

as of July 31, 2016

(dollars in thousands)

Development Placed in Service

					Occupancy at	Occupancy	Development
			Date Placed in		Date Placed in	as of	Cost as of
Property	Location	Segment	Service	Number of Units	Service	July 31, 2016	July 31, 2016
71 France(1)	Edina, MN	Multifamily	5/1/16	241	45.1%	72.8%	$72,230

(1)	We are currently an approximately 52.6% partner in the joint venture entity constructing this project. The anticipated total cost amount given is the total cost to the joint venture entity.

Development in Progress

							(in fiscal years)
				Percentage	(in thousands)		Anticipated
				Leased	Anticipated	Costs as of	Construction
Project Name and Location	Location	Planned Segment	Number of Units	or Committed	Total Cost	July 31, 2016	Completion
Monticello Crossings	Monticello, MN	Multifamily	202 units	36.7%	31,784	24,248	3Q 2017
Other		n/a	n/a	n/a	n/a	3,155	n/a
					$31,784	$27,403

Definitions

July 31, 2016

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing costs at same-store properties, and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and (4) share-based compensation expense. We may also adjust FFO for certain unusual non-recurring items that do not produce cash available for distribution to shareholders or are otherwise not representative of our ongoing operating performance. Our calculation subtracts from FFO leasing commissions and tenant improvements at same-store properties only, since we consider tenant improvement and leasing cost levels at non-same-store properties unrepresentative of expected levels at same-store properties. Previously-reported AFFO amounts are not revised for changes in the composition of the same-store properties pool. AFFO is included herein because we consider it to be a measure of a REIT's ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income (NOI) is total real estate revenues and gain on involuntary conversion less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants and capital expenditures at properties sold during the period) made on a regular or recurring basis to maintain a property’s competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and in subsequent periods until the property is classified as same-store (i.e., excluding capital expenditures on non-same-store properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, and properties sold or classified as held for sale), and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multifamily properties and 85% for office, healthcare, industrial and retail properties.

US GAAP – Accounting principles generally accepted in the United States of America.